UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Supplemental Indenture

On April 27, 2012, Trammell Crow Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Services (as defined below) (the “New Guarantor”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of June 18, 2009 (as supplemented on September 10, 2009, November 10, 2010 and July 26, 2011, the “11.625% Notes Indenture”), among the Company, CBRE Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Services”), certain other subsidiaries of Services (the “Existing Subsidiary Guarantors”) and the Trustee. Pursuant to the Fourth Supplemental Indenture, the New Guarantor agreed to fully and unconditionally guarantee all of Services’ obligations under the 11.625% Notes Indenture with respect to the 11.625% Senior Subordinated Notes due 2017, on the terms set forth therein.

Third Supplemental Indenture

On April 27, 2012, the New Guarantor and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of October 8, 2010 (as supplemented on November 10, 2010 and July 26, 2011, the “6.625% Notes Indenture”), among the Company, Services, the Existing Subsidiary Guarantors and the Trustee. Pursuant to the Third Supplemental Indenture, the New Guarantor agreed to fully and unconditionally guarantee all of Services’ obligations under the 6.625% Notes Indenture with respect to the 6.625% Senior Notes due 2020, on the terms set forth therein.

Supplement to the Guarantee and Pledge Agreement

On April 27, 2012, the New Guarantor and Credit Suisse AG, as collateral agent for the Secured Parties (as defined in the Guarantee and Pledge Agreement (as defined below)) (the “Collateral Agent”), entered into Supplement No. 2 (“Supplement No. 2”) to the Guarantee and Pledge Agreement, dated as of November 10, 2010 (as supplemented on July 26, 2011, the “Guarantee and Pledge Agreement”), among Services, the Company, each subsidiary of Services from time to time party thereto and the Collateral Agent. Pursuant to Supplement No. 2, the New Guarantor agreed to guarantee certain obligations of Services and the other Borrowers (as defined in the Guarantee and Pledge Agreement) under the Credit Agreement, dated as of November 10, 2010 (as amended by Amendment No. 1, dated as of March 4, 2011, the “Credit Agreement”), among the Company, Services, CBRE Limited (formerly known as CB Richard Ellis Limited), a limited company organized under the laws of England and Wales, CBRE Limited (formerly known as CB Richard Ellis Limited/CB Richard Ellis Limitée), a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited (formerly known as CB Richard Ellis Pty Ltd), a company organized under the laws of Australia and registered in New South Wales, CBRE Limited (formerly known as CB Richard Ellis Limited), a company organized under the laws of New Zealand, the lenders referred to therein (the “Lenders”), and Credit Suisse AG, as administrative agent and as collateral agent for the Lenders, and the other Loan Documents (as defined in the Credit Agreement).

The above descriptions of the Fourth Supplemental Indenture, Third Supplemental Indenture and Supplement No. 2 are qualified in their entirety by the Form of Supplemental Indenture for the 11.625% Notes, the Form of Supplemental Indenture for the 6.625% Notes and Form of Supplement to the Guarantee and Pledge Agreement, filed as Exhibits 4.1, 4.2 and 10.1, respectively, to the Current Report on Form 8-K of the Company filed on July 29, 2011, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes Due June 15, 2017 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.2	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes Due October 15, 2020 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

10.1	Form of Supplement among certain new U.S. subsidiaries from time-to-time and Credit Suisse AG, as collateral agent, to the Guarantee and Pledge Agreement, dated as of November 10, 2010, by and among CBRE Services, Inc., CBRE Group, Inc., certain subsidiaries of CBRE Services, Inc. and Credit Suisse AG, as collateral agent for the Secured Parties (as defined therein) (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes Due June 15, 2017 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.2	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes Due October 15, 2020 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

10.1	Form of Supplement among certain new U.S. subsidiaries from time-to-time and Credit Suisse AG, as collateral agent, to the Guarantee and Pledge Agreement, dated as of November 10, 2010, by and among CBRE Services, Inc., CBRE Group, Inc., certain subsidiaries of CBRE Services, Inc. and Credit Suisse AG, as collateral agent for the Secured Parties (as defined therein) (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)